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                                                                    Exhibit 10.5

                                   July 16, 1996


Mellon Bank, N.A., as Agent
AIM 199-5220
P.O. Box 7899
Philadelphia, PA  19101-7899

Attention:  Linda Sigler, Loan Administration

Dear Ms. Sigler:

The undersigned, Borrowers under the Amended and Restated Credit Agreement dated as of September 29, 1995, as previously amended as of April 12, 1996 (the "Revolving Credit Agreement") and the Acquisition Credit Agreement dated as September 29, 1995, as amended as of April 12, 1996 (the "Acquisition Credit Agreement") have requested that the Revolving Credit Agreement, the Acquisition Credit Agreement and certain Loan Documents be amended and certain waivers thereto be granted, all as set forth in the form of Second Amendment and Waiver to Loan Documents (the "Amendment") forwarded to Lenders thereunder on or about June 29, 1996. In order to induce the Lenders and you, as ACA Agent and Lender, to execute the Amendment, the undersigned are agreeing as set forth herein with the intent to be legally bound hereby. Capitalized terms used but not defined in this letter have the meanings assigned to them in, or by reference in, the Revolving Credit Agreement, the Acquisition Credit Agreement or the Amendment, as the context requires.

Each of the undersigned hereby agrees that, except as provided in the penultimate paragraph of this letter or unless and until otherwise consented to in writing by the Agent and all of the Lenders (the "Reborrowing Consent"), it shall not request any loan under the Acquisition Credit Agreement, as the same may be amended by the Amendment or otherwise. In furtherance of the foregoing agreement, each of the undersigned represents that there are no outstanding loan requests and agrees that, prior to the effectiveness of the Reborrowing Consent, no Lender shall have any obligation to make any Revolving Credit Loan under the Acquisition Credit Agreement and that any Standard Notice or other request for such Loan prior to the effectiveness of the Reborrowing Consent will be given no effect by the Lenders or by the ACA Agent. Each of the undersigned hereby waives any right which it may have that is inconsistent with this letter and waives any




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Mellon Bank, N.A.
July 16, 1996
Page 2

claim of any nature whatsoever that it may otherwise have against any Lender or the ACA Agent for refusing to make such Revolving Credit Loans prior the effectiveness of a Reborrowing Consent. Each of the undersigned further agrees that the granting of a Reborrowing Consent shall be within the sole discretion of each Lender and the ACA Agent and represents that it has received no assurances that a Reborrowing Consent will be executed by the ACA Agent and all or any of the Lenders or that no conditions may be imposed under any such Reborrowing Consent. The undersigned agrees that, notwithstanding this letter, it shall continue to pay the commitment fee as provided under the Acquisition Credit Facility and that such fee shall accrue through the date of the commitment reduction referred to in the following paragraph.

Pursuant to Section 2.02 of the Acquisition Credit Agreement, Genesis, on behalf of all Borrowers, hereby reduces to zero, effective upon closing under the Synthetic Lease referred to in the Amendment (the "Synthetic Lease"), the Revolving Credit Committed Amounts of the Lenders (and each thereof) under the Acquisition Credit Facility. Except as provided in the following paragraph, such reduction is irrevocable and permanent and shall occur automatically without the need for further action, although Genesis agrees to confirm the same in writing immediately following such closing. The undersigned acknowledge and confirm that, as provided in the Acquisition Credit Agreement, certain of their obligations thereunder shall survive the permanent termination of borrowing rights.

This letter and the agreements respecting borrowing right and commitment reductions herein are made in anticipation of a closing under the Synthetic Lease. If the Borrowers shall confirm in writing to the ACA Agent that (a) the Synthetic Lease has not closed, (b) the Synthetic Lease transaction has been abandoned and (c) the Amendment shall be deemed void and ineffective and if the prospective Lessor under the Synthetic Lease shall confirm (a) and (b) above in writing to the ACA Agent, the reduction of the commitments and the restrictions on the right to borrow under the Acquisition Credit Agreement herein contained shall cease to be effective and shall be deemed withdrawn.




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Mellon Bank, N.A.
July 16, 1996
Page 3

A copy of this letter may be forwarded by you to each of the Lenders.

Sincerely,



GENESIS HEALTH VENTURES, INC.,
  a Pennsylvania corporation

BREVARD MERIDIAN LIMITED PARTNERSHIP,
  a Maryland limited partnership
         By:  Meridian Health, Inc., a
         Pennsylvania corporation,
         its sole general partners

CATONSVILLE MERIDIAN LIMITED PARTNERSHIP,
  a Maryland limited partnership
         By:  Meridian Health, Inc.,
         a Pennsylvania corporation,
         one of its general partners

EASTON MERIDIAN LIMITED PARTNERSHIP,
  a Maryland limited partnership
         By:  Meridian Health, Inc.,
         a Pennsylvania corporation,
         its sole general partner

EDELLA STREET ASSOCIATES,
  a Pennsylvania limited partnership
         By:  Genesis Health Ventures of
         Clarks Summit, Inc., its sole
         general partner

GENESIS HEALTH VENTURES OF
ARLINGTON, INC.,
  a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
BLOOMFIELD, INC.,
  a Pennsylvania corporation





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Mellon Bank, N.A.
July 16, 1996
Page 4

GENESIS HEALTH VENTURES OF
CLARKS SUMMIT, INC.,
 a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
INDIANA, INC.,
  a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
MASSACHUSETTS, INC.,
  a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
NAUGATUCK, INC.,
  a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
SALISBURY, INC.,
  a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
WAYNE, INC.,
  a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
WEST VIRGINIA, INC.,
  a Pennsylvania corporation

GENESIS HEALTH VENTURES OF
WINDSOR, INC.,
  a Pennsylvania corporation

GENESIS IMMEDIATE MED
CENTER, INC.,
  a Pennsylvania corporation

GENESIS MANAGEMENT RESOURCES,
INC.,
  a Pennsylvania corporation

GENESIS ELDERCARE HOME CARE SERVICES,
INC.,
  a Pennsylvania corporation





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Mellon Bank, N.A.
July 16, 1996
Page 5

GENESIS ELDERCARE PHYSICIANS SERVICES,
INC.,
  a Pennsylvania corporation

GENESIS PROPERTIES LIMITED
PARTNERSHIP,
  a Pennsylvania limited partnership
         By:  Genesis Health Ventures
         of Arlington, Inc., its sole
         general partner

GREENSPRING MERIDIAN LIMITED
PARTNERSHIP,
a Maryland limited partnership
         By:  Meridian Healthcare, Inc.,
         a Pennsylvania corporation,
         its sole general partner

HALLMARK HEALTHCARE LIMITED
PARTNERSHIP,
a Maryland limited partnership
         By: Pharmacy Equities, Inc., a
         Pennsylvania corporation,
         its sole general partner

HAMMONDS LANE MERIDIAN LIMITED
PARTNERSHIP,
a Maryland limited partnership
         By:  Meridian Healthcare, Inc.,
         a Pennsylvania corporation,
         one of its general partners

HEALTHCARE RESOURCES CORP.,
  a Pennsylvania corporation

KNOLLWOOD MANOR, INC.,
  a Pennsylvania corporation

MERIDIAN/CONSTELLATION LIMITED
PARTNERSHIP
         By: Meridian Healthcare, Inc.,
         general partner




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Mellon Bank, N.A.
July 16, 1996
Page 6

MERIDIAN EDGEWOOD LIMITED
PARTNERSHIP
         By: Meridian Healthcare, Inc.,
         a general partner

MERIDIAN HEALTH, INC.,
  a Pennsylvania corporation

MERIDIAN HEALTHCARE, INC.,
  a Pennsylvania corporation

MERIDIAN PERRING LIMITED PARTNERSHIP
         By: Meridian Healthcare, Inc.,
         a general partner

MERIDIAN VALLEY LIMITED PARTNERSHIP
         By: Meridian Healthcare, Inc.,
         a general partner

MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP
         By: Meridian Healthcare, Inc.,
         a general partner

MILLVILLE MERIDIAN LIMITED PARTNERSHIP,
  a Maryland limited partnership
         By: Meridian Healthcare, Inc., a
         Pennsylvania corporation, its
         sole general partner

PHARMACY EQUITIES, INC.,
  a Pennsylvania corporation

PHILADELPHIA AVENUE ASSOCIATES,
  a Pennsylvania limited partnership
         By: Philadelphia Avenue Corp., its
         sole general partner

PHILADELPHIA AVENUE CORPORATION,
  a Pennsylvania corporation




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Mellon Bank, N.A.
July 16, 1996
Page 7

RIVER STREET ASSOCIATES,
  a Pennsylvania limited partnership
         By: Genesis Health Ventures of
         Wilkes-Barre, Inc., its sole general
         partner

SEMINOLE MERIDIAN LIMITED PARTNERSHIP,
  a Maryland limited partnership
         By: Meridian Health, Inc., a
         Pennsylvania corporation, its
         sole general partner

GENESIS ELDERCARE STAFFING SERVICES INC.
  a Pennsylvania corporation

STATE STREET ASSOCIATES, L.P.,
  a Pennsylvania limited partnership
         By: Genesis Health Ventures, Inc.,
         its sole general partner

STATE STREET ASSOCIATES, INC.,
  a Pennsylvania corporation

SUBURBAN MEDICAL SERVICES, INC.
  a Pennsylvania corporation

GENESIS ELDERCARE REHABILITATION SERVICES, INC., a Pennsylvania corporation

THERAPY CARE INC.,
  a Pennsylvania corporation

THERAPY CARE SYSTEMS, L.P.
  a Pennsylvania limited partnership
         By:  Team Rehabilitation, Inc.,
         its sole general partner

THE TIDEWATER HEALTHCARE SHARED
SERVICES GROUP, INC.,
  a Pennsylvania corporation




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Mellon Bank, N.A.
July 16, 1996
Page 8

VOLUSIA MERIDIAN LIMITED PARTNERSHIP,
  a Maryland limited partnership
         By: Meridian Health, Inc., a
         Pennsylvania corporation, its sole
         general partner

WYNCOTE HEALTHCARE CORP.,
  a Pennsylvania corporation

ASCO HEALTHCARE, INC.,
  a Maryland corporation

BRINTON MANOR, INC.,
  a Delaware corporation

CONCORD HEALTHCARE CORPORATION,
  a Delaware corporation

CRYSTAL CITY NURSING CENTER, INC.,
  a Maryland corporation

EASTERN MEDICAL SUPPLIES, INC.,
  a Maryland corporation

EASTERN REHAB SERVICES, INC.,
  a Maryland corporation

GENESIS HEALTH SERVICES CORPORATION,
  a Delaware corporation

GENESIS HEALTHCARE CENTERS HOLDINGS,
INC.,
  a Delaware corporation

GENESIS HOLDINGS, INC.,
  a Delaware corporation

GENESIS PROPERTIES OF DELAWARE
CORPORATION,
  a Delaware corporation




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Mellon Bank, N.A.
July 16, 1996
Page 9

GENESIS PROPERTIES OF DELAWARE
LTD PARTNERSHIP, L.P.,
  a Delaware limited partnership
         By:  Genesis Properties of Delaware
         Corporation, a general partner

GOVERNOR'S HOUSE NURSING HOME, INC.,
  a Delaware corporation

HEALTH CONCEPTS AND SERVICES, INC.,
  a Maryland corporation

HILLTOP HEALTH CARE CENTER, INC.,
  a Delaware corporation

KEYSTONE NURSING HOME, INC.,
  a Delaware corporation

LINCOLN NURSING HOME, INC.,
  a Delaware corporation

McKERLEY HEALTH CARE CENTERS, INC.,
  a New Hampshire corporation

McKERLEY HEALTH CARE CENTER-
  CONCORD, INC., a New Hampshire
  corporation

McKERLEY HEALTH CARE CENTER-CONCORD
LIMITED PARTNERSHIP,
  a New Hampshire limited partnership
         By:  McKerley Health Care Center-
         Concord, Inc., a New Hampshire
         corporation, its general partner

McKERLEY HEALTH FACILITIES,
  a New Hampshire general partnership
         By:  Meridian Health, Inc., a
         Pennsylvania corporation, and
         Meridian Healthcare, Inc., a
         Pennsylvania corporation, its
         general partners




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Mellon Bank, N.A.
July 16, 1996
Page 1

WAYSIDE NURSING HOME, INC.,
  a Delaware corporation

PROFESSIONAL PHARMACY SERVICES, INC.,
  a Maryland Corporation

MEDICAL SERVICES GROUP, INC.,
  a Maryland Corporation

CARECARD, INC.,
  a Maryland Corporation

TRANSPORT SERVICES, INC.,
  a Maryland Corporation

NEIGHBORCARE PHARMACIES, INC.,
  a Maryland Corporation

By:
    -----------------------------------
    On behalf of each of the foregoing
    as Senior Vice President and Chief
    Financial Officer